--------------
                                    RWB/WPG
                                   U.S. LARGE
                                   STOCK FUND
                                 --------------




                                 ANNUAL REPORT

                               DECEMBER 31, 1999



RWB/WPG U.S. LARGE STOCK FUND
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1999

NUMBER                                                      VALUE
OF SHARES                      SECURITY                    (000'S)
---------                      --------                    -------

             COMMON STOCKS (96.4%)
             BASIC MATERIALS (3.3%)
 7,600       Kimberly-Clark Corp. .............................$496
                                                     --------------

             CONSUMER CYCLICALS (4.7%)
 6,000       Ford Motor Co. ....................................321
 3,550       Gannet Inc ........................................290
 2,200       Maytag Corp .......................................106
                                                     --------------
                                                                717
                                                     --------------

             CONSUMER NON CYCLICALS (7.1%)
17,300       Claires Stores Inc.................................387
10,000       General Mills Inc .................................357
14,200       Philip Morris Companies Inc. ......................329
                                                     --------------
                                                              1,073
                                                     --------------

             CONSUMER SERVICES (6.3%)
10,200       Intimate Brands Inc ...............................440
 5,000       Sprint PCS Group ..................................512
                                                     --------------
                                                                952
                                                     --------------

             ENERGY (5.5%)
 5,700       Exxon Mobil Corp...................................459
 6,200       Royal Dutch Petroleum ADR .........................375
                                                     --------------
                                                                834
                                                     --------------

             FINANCE (12.2%)
 6,530       Bear Stearns Companies Inc. .......................279
 3,700       Federal National Mortgage
                 Association......................              231
 8,300       Finova Group Inc...................................295
11,500       First Union Corp...................................377
 9,627       Fleet Boston Financial Corp........................335
 6,800       The PMI Group Inc .................................332
                                                     ---------------
                                                              1,849
                                                     ---------------

             HEALTH CARE (9.7%)
 8,000       Bristol-Myers Squibb Co. ..........................513
13,000       Schering-Plough Corp. .............................548
 5,000       Warner Lambert Co .................................410
                                                     --------------
                                                              1,471
                                                     ---------------

             INDUSTRIAL (8.3%)
 5,400       General Electric ..................................836
 7,400       Interpublic Group of
                 Companies Inc. ................................427
                                                     --------------
                                                              1,263
                                                     --------------






NUMBER                                                      VALUE
OF SHARES                      SECURITY                    (000'S)
---------                      --------                    -------


             TECHNOLOGY (34.6%)
10,200       Dell Computer Corp ................................520
 5,700       First Data Corp ...................................281
 6,500       Honeywell Inc. ....................................375
 5,700       Intel Corp ........................................469
 6,800       International Business
                 Machines Corp .................................734
 6,000       Lucent Technologies ...............................449
 7,400    *  Microsoft Corp. ...................................864
 3,300       Oracle Systems ....................................370
 7,000    *  Tellabs Inc........................................449
 5,299       US West Inc. ......................................382
 7,800       Xilinx Inc ........................................355
                                                     --------------
                                                              5,248
                                                     ---------------

             UTILITIES (4.7%)
 5,000       CBS Corporation....................................320
 8,100       SBC Communications ................................395
                                                     ---------------
                                                                715
                                                     ---------------
             TOTAL COMMON STOCK
                 (Cost 7,649).....................           14,618
                                                     ---------------


PRINCIPAL
AMOUNT
(000'S)
-------
            EURODOLLAR DEPOSIT (3.5%)
                         (Cost $540)
  540       Societe Generale
                Bank 3.000% Due 1/3/00..............          540
                                                    ---------------

            TOTAL INVESTMENTS (99.9%)
                (Cost $8,189)....................           15,158

            OTHER ASSETS IN EXCESS
                OF LIABILITIES (0.1%)....................        8
                                                    ---------------

            TOTAL NET ASSETS (100.0%).......................$15,166
                                                    ===============



*Non-income producing security.



RWB/WPG U.S. LARGE STOCK FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments at value (Cost $8,188,870)................................$15,157,735
Cash........................................................................9,832
Receivable from Advisor....................................................27,257
Dividends and interest receivable..........................................44,645
                                                                       ----------
                                                                       15,239,469
                                                                       ----------

LIABILITIES:
Shareholder service fee payable Note 2......................................1,353
Distributions payable.......................................................7,402
Accrued expenses...........................................................65,049
                                                                       ----------
                                                                           73,804
                                                                       ----------

NET ASSETS............................................................$15,165,665
                                                                       ==========

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, at par.................................$.....1,955
Paid-in surplus...........................................................744,704
Undistributed net investment income.....................................1,641,517
Undistributed realized gains on investments and futures.................5,808,624
Net unrealized appreciation on investments and futures..................6,968,865
                                                                       ----------
Net Assets applied to 1,954,745 shares of beneficial interest with $0.001 par value (authorized shares unlimited)...............$15,165,665
                                                                       ==========


UNREALIZED APPRECIATION\(DEPRECIATION)*
    Gross appreciation................................................$.7,006,262
    Gross depreciation....................................................(37,397
                                                                       ----------
Net unrealized appreciation...........................................$.6,968,865
                                                                       ==========


Net asset value, offering and redemption price per share
    as of the close of business on December 31, 1999.......................$7.76
                                                                       ==========



* Based on cost of securities for Federal Income tax purposes which does not differ from book cost.

                        See notes to financial statements



RWB/WPG U.S. LARGE STOCK FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Dividends...................................................$2,245,753
Interest.......................................................150,849
Other Income....................................................10,084
                                                           ------------
                                                                                     $2,406,686
EXPENSES:
Investment advisory fee (Note 2)...............................376,979
Shareholder service fee (Note 2)...............................143,916
Fund Accounting expense....................................     72,644
Professional fees..............................................143,771
Custodian fees and expenses (Note 5)............................45,396
Transfer agent fee and expenses............................     37,107
Registration fees...............................................15,440
Shareholder reports.............................................14,136
Trustees' fees and expenses......................................5,581
Other expenses..................................................14,311
                                                           ------------
                                                               869,281
Less waiver of fees by advisor (Note 2).......................(193,659)
Less expenses paid indirectly (Note 5)..........................(1,929)
                                                           ------------
                                                                                        673,693
                                                                         -----------------------
NET INVESTMENT INCOME......................................                           1,732,993

NET REALIZED GAINS ON INVESTMENTS AND FUTURES..............                          78,855,028
NET CHANGE IN UNREALIZED APPRECIATION ON
   INVESTMENTS AND FUTURES.................................                         (66,350,582)
                                                                         -----------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......                         $14,237,439
                                                                         =======================








--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                           1999                     1988
                                                                           ----                     ----
OPERATIONS:
Net investment income...................................................$1,732,993               $2,335,250
Net realized gains on investments and futures.........................  78,855,028               30,219,004
Net change in unrealized appreciation on investments and futures.......(66,350,582)              10,365,148
                                                                      -------------  -----------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................... 14,237,439               42,919,402
                                                                      -------------  -----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income................................................(554,529)              (2,645,642)
From capital gains......................................................(1,016,636)             (29,712,590)
                                                                      -------------  -----------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS.............................  (1,571,165)             (32,358,232)
                                                                      -------------  -----------------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST - NOTE 4
Shares sold..............................................................5,840,512               12,904,570
Dividends and distributions reinvested...................................1,416,530               31,751,512
Shares redeemed.......................................................(191,653,919)             (81,272,035)
                                                                      -------------  -----------------------
NET DECREASE FROM FUND SHARE TRANSACTIONS.............................(184,396,877)             (36,615,953)
                                                                      -------------  -----------------------

TOTAL (DECREASE) IN NET ASSETS........................................(171,730,603)             (26,054,783)

NET ASSETS BEGINNING OF YEAR.......................................... 186,896,268              212,951,051
                                                                      -------------  -----------------------
NET ASSETS END OF YEAR (including undistributed net
    investment income of $1,641,517 and $463,050)......................$15,165,665             $186,896,268
                                                                      =============  =======================



                        See notes to financial statements

RWB/WPG U.S. LARGE STOCK FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND ACCOUNTING POLICIES: RWB/WPG U.S. Large Stock Fund (formerly the U.S. Large Stock Fund) (the "Fund's) is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, open-end management company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

PORTFOLIO VALUATION: Portfolio securities listed or admitted to trading on a national securities exchange are valued at the last sale price, on such exchange, as of the close of regular trading on the New York Stock Exchange on the day the valuation is made. Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices. Short-term debt securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent fair value. If other securities and assets for which market quotations are not readily available are held by the Fund, they are valued at their fair value as determined, in good faith, by the Fund's Valuation Committee as authorized by the Fund's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded utilizing the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid at least annually. Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gains.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. No federal income tax or excise tax provision is required. The federal income tax basis of investments approximates cost.

FUTURES: A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt or payment is known as a "variation margin" and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts which are traded on exchanges.

FINANCIAL RISKS: The Fund may enter into futures contracts to protect against adverse

RWB/WPG U.S. LARGE STOCK FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

movements in the price of securities in the investment portfolio. Certain risks are associated with the use of futures. The predominant risk is that the movement in price of the instrument underlying the future may not correlate perfectly with the movement of the price of the asset being hedged.

USE OF ESTIMATES: Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

NOTE 2 -- INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES: The investment advisory fee is earned by Weiss, Peck & Greer, L.L.C. ("WPG"). Under the Fund's Investment Advisory agreement, the advisory fee is calculated at the following rates: 0.26% of the Funds average daily net assets not exceeding $500 million, 0.24% in excess of $500 million up to $1 billion, 0.22% of assets in excess of $1 billion up to $2 billion and 0.20% in excess of $2 billion. Such fees are paid monthly. WPG has voluntarily agreed to limit the Fund's total operating expenses to 0.42% (determined by average net assets).

Reinhardt Werba Bowen Advisory Services ("RWB") receives an asset allocation fee up to 2% annually of assets from shareholders (not a Fund expense) participating in their Strategic Asset Money Management program. RWB receives a fee from the Fund for shareholder servicing functions provided, equal to 0.10% of daily average net assets. Certain transactions and service charges may also be imposed by institutions serving as financial intermediaries in the purchase and custody of Fund shares held. No part of these fees is received by the Fund or the Adviser.
Certain officers and Trustees of the Fund are "affiliated persons", as defined in the Act, of WPG.

NOTE 3 -- SECURITIES TRANSACTIONS: During the year ended December 31, 1999, sales proceeds and cost of securities purchased (other than short-term investments and futures), amounted to $208,950,040 and $24,361,976, respectively. Brokerage commissions on the above transactions amounted to $181,821. Of this amount, $106,166 was received by WPG. These amounts do not include profits earned in connection with the execution of principal transactions, none of which were received by WPG.

NOTE 4 -- TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST: Transactions in the Fund's Shares of Beneficial Interest were as follows (000's omitted):

                                                 YEAR ENDED
                                                 DECEMBER 31,
                                                ------------
                                           1999              1998
                                          --------------------------

Shares sold..............................     746                1,580
Dividends and
   distributions reinvested..............     182                4,239
Shares redeemed.......................... (23,467)              (9,990)
                                          ----------------------------
Net decrease............................. (22,539)              (4,171)
                                          ============================

RWB/WPG U.S. LARGE STOCK FUND
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

NOTE 5 -- The Fund has entered into an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Fund could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset arrangement with the custodian. During the year ended December 31, 1999, the Fund's custodian fees amounted to $45,396 of which $1,929 was offset by such credits.

NOTE 6 -- FEDERAL INCOME TAX STATUS OF
DIVIDENDS -- (UNAUDITED)
The following tax information represents the designation of various tax benefits relating to the fiscal year ended December 31, 1999:

The percentage of investment company taxable income eligible for the dividends received deduction available for certain corporate shareholders with respect to the fiscal year ended December 31, 1999 is 51%.

Long-term capital gains distributions paid to shareholders by the Fund during the fiscal year ended December 31, 1999 whether taken in shares or in cash is $73,824,972.


NOTE 7 - SUBSEQUENT EVENT
TERMINATION OF FUND

Due to significant redemptions, the Trustees of the Fund approved the liquidation of the Fund at a meeting held on December 14, 1999. The Fund was terminated on January 21, 2000.


RWB/WPG U.S. LARGE STOCK FUND

FINANCIAL HIGHLIGHTS                              (for the years ended December 31,)


                                                     1999               1998             1997             1996            1995
                                                     ----               ----             ----             ----            ----
Per Share Data:
    Net Asset Value at Beginning of Year.............$7.63             $7.43           $6.65            $6.39          $5.05
                                                   --------      ------------    ------------    -------------   -------------

        Net Investment Income .......................$0.12.(b)         $0.14           $0.12            $0.13           $0.13
        Net Realized and Unrealized Gain/(Loss)
              on Investments..........................0.86              1.65            1.93             1.12            1.58
                                                   --------      ------------    ------------    -------------   -------------
    Total Income from Operations......................0.98              1.79            2.05             1.25            1.71
                                                   --------      ------------    ------------    -------------   -------------

        Dividends from Net Investment Income.........(0.30)            (0.13)          (0.11)           (0.12)          (0.13)
        Distributions from Capital Gains.............(0.55)            (1.46)          (1.16)           (0.87)          (0.24)
                                                   --------      ------------    ------------    -------------   -------------
    Total Distributions..............................(0.85)            (1.59)          (1.27)           (0.99)          (0.37)
                                                   --------      ------------    ------------    -------------   -------------

     Net Asset Value End of Year.....................$7.76             $7.63           $7.43            $6.65           $6.39
                                                   ========      ============    ============    =============   =============


Total return........................................12.84%            24.51%           30.83%           19.33%          33.81%
Net assets at end of year (000's)..................$15,166          $186,896         $212,951          $200,226       $174,161

Ratios:
    Ratio of Expenses to Average Net Assets (a)......0.46%            0.42%            0.51%             0.59%          0.69%
    Ratio of Net Income to Average Net Assets (a)....1.20%            1.21%            1.46%             1.86%          2.26%
    Portfolio Turnover Rate..........................17.5%            24.2%            54.2%             59.6%          27.1%


(a) The Advisor agreed not to impose its full fee from inception through December 31, 1999. Had the Advisor not so |agreed, the ratio of expenses and net investment income to average net assets would have been 0.74% and 2.21% |for the year ended 12/31/95, 0.62% and 1.83% for the year ended 12/31/96, 0.53% and
1.44% for the year ended
 12/31/97, and 0.53% and 1.10% for the year ended 12/31/98, and 0.73% and 1.06%
for the year ended 12/31/99, respectively. The custody fee earnings credit had an effect of less than 0.01% per share on the above ratios.

(b)  Calculated using average shares method.

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of RWB/WPG U.S. Large Stock Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the RWB/WPG U.S. Large Stock Fund as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RWB/WPG U.S. Large Stock Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


New York, New York                                                    KPMG LLP
January 20, 2000

                                   RWB / WPG
                             U.S. LARGE STOCK FUND

                             REINHARDT WERBA BOWEN
                              1190 SARATOGA AVENUE
                                   SUITE 200
                               SAN JOSE, CA 95129
                            (800) 366-7266 Ext. 124


TRUSTEES
Raymond R. Herrmann, Jr.*
Lawrence J. Israel*
Graham E. Jones*
William B. Ross*
Robert A. Straniere*

*Member of Audit Committee

OFFICERS
Roger J. Weiss, President, Chairman and Trustee
Ronald M. Hoffner, Executive Vice President and Treasurer
Daniel Cardell, Vice President
Joseph J. Reardon, Vice President and Secretary
Steven M. Pires, Assistant Vice President

INVESTMENT ADVISER
Weiss, Peck & Greer, L.L.C.
One New York Plaza
New York, NY  10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Exchange Place
Boston, MA  02109

DIVIDEND DISBURSING AND
TRANSFER AGENT
PFPC, INC.
P.O. Box 60448
King of Prussia, PA  19406-0448

LEGAL COUNSEL
Hale and Dorr
60 State Street
Boston, MA  02109